SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                  FORM 8-K/A-1


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  June 26, 2001


                           CONTINENTAL AIRLINES, INC.
             (Exact name of registrant as specified in its charter)


              Delaware                    0-09781                74-2099724
(State or other jurisdiction of   (Commission File Number)   (IRS Employer
incorporation)                                               Identification No.)


1600 Smith Street, Dept. HQSEO, Houston, Texas                      77002
(Address of principal executive offices)                          (Zip Code)


                                 (713) 324-5000
              (Registrant's telephone number, including area code)

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      This Amendment amends and restates in its entirety the Current Report on
Form 8-K, dated June 26, 2001, and filed with the Commission on July 11, 2001.


Item 7.     Financial Statements and Exhibits.

(c) Exhibits. The Exhibit Index is hereby incorporated by reference. The documents listed on the Exhibit Index are filed as Exhibits with reference to the Registration Statement on Form S-3 (Registration No. 333-57188) of Continental Airlines, Inc. The Registration Statement and the final Prospectus Supplement, dated June 12, 2001, to the Prospectus, dated March 23, 2001, relate to the offering of Continental Airlines, Inc.'s Class C Pass Through Certificates, Series 2001-1.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Continental Airlines, Inc. has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CONTINENTAL AIRLINES, INC.


                                          By  /S/ JENNIFER L. VOGEL
                                              --------------------------------
                                              Jennifer L. Vogel
                                              Vice President and General Counsel

July 13, 2001

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                                  EXHIBIT INDEX

            1.1 Underwriting Agreement, dated June 12, 2001, among Morgan Stanley & Co. Incorporated, as Underwriter, Credit Suisse First Boston, New York Branch, as Depositary, and Continental Airlines, Inc.

            4.1 Revolving Credit Agreement (2001-1C), dated as of June 26, 2001, between Wilmington Trust Company, as Subordination Agent, as Borrower, and Landesbank Hessen-Thuringen Girozentrale, as Liquidity Provider

            4.2 Trust Supplement No. 2001-1C-O, dated June 26, 2001, between Wilmington Trust Company, as Trustee, and Continental Airlines, Inc. to Pass Through Trust Agreement, dated as of September 25, 1997

            4.3 Trust Supplement No. 2001-1C-S, dated June 26, 2001, between Wilmington Trust Company, as Trustee, and Continental Airlines, Inc. to Pass Through Trust Agreement, dated as of September 25, 1997

            4.4 Amendment No. 1 to Intercreditor Agreement, dated as of June 26, 2001, among Continental Airlines, Inc., Wilmington Trust Company, as Trustee, Landesbank Hessen-Thuringen Girozentrale, as Liquidity Provider, and Wilmington Trust Company, as Subordination Agent

            4.5 Deposit Agreement (Class C), dated as of June 26, 2001, between Wells Fargo Bank Northwest, National Association, as Escrow Agent, and Credit Suisse First Boston, New York Branch, as Depositary

            4.6 Escrow and Paying Agent Agreement (Class C), dated as of June 26, 2001 among Wells Fargo Bank Northwest, National Association, as Escrow Agent, Morgan Stanley & Co. Incorporated, as Underwriter, Wilmington Trust Company, as Trustee, and Wilmington Trust Company, as Paying Agent

            4.7 Amended and Restated Note Purchase Agreement, dated as of June 26, 2001, among Continental Airlines, Inc., Wilmington Trust Company, as Trustee, Wilmington Trust Company, as Subordination Agent, Wells Fargo Bank Northwest, National Association, as Escrow Agent, and Wilmington Trust Company, as Paying Agent

            4.8 Form of Leased Aircraft Participation Agreement (Participation Agreement among Continental Airlines, Inc., Lessee, [______________], Owner Participant, Wells Fargo Bank Northwest, National Association, Owner Trustee, Wilmington Trust Company, Mortgagee and Loan Participant) (Exhibit A-1 to Note Purchase Agreement)

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            4.9   Form of Lease (Lease Agreement between Wells Fargo Bank
                  Northwest, National Association, Lessor, and Continental Airlines, Inc., Lessee) (Exhibit A-2 to Note Purchase Agreement)

            4.10 Form of Leased Aircraft Indenture (Trust Indenture and Mortgage between Wells Fargo Bank Northwest, National Association, Owner Trustee, and Wilmington Trust Company, Mortgagee) (Exhibit A-3 to Note Purchase Agreement)

            4.11 Form of Leased Aircraft Trust Agreement (Trust Agreement between [________] and Wells Fargo Bank Northwest, National Association) (Exhibit A-5 to Note Purchase Agreement)

            4.12 Form of Special Indenture (Trust Indenture and Mortgage between Wells Fargo Bank Northwest, National Association, Owner Trustee and Wilmington Trust Company, Mortgagee) (Exhibit A-6 to Note Purchase Agreement)

            4.13 Form of Owned Aircraft Participation Agreement (Participation Agreement among Continental Airlines, Inc., Owner, and Wilmington Trust Company, Mortgagee, Subordination Agent and Trustee) (Exhibit C-1 to Note Purchase Agreement)

            4.14 Form of Owned Aircraft Indenture (Trust Indenture and Mortgage between Continental Airlines, Inc., Owner, and Wilmington Trust Company, Mortgagee) (Exhibit C-2 to Note Purchase Agreement)

            4.15  7.033% Continental Airlines Pass Through Certificate 2001-1C-O

            23.1 Consent of Aircraft Information Services, Inc., dated June 12, 2001

            23.2  Consent of AVITAS, Inc., dated June 12, 2001

            23.3  Consent of Morten Beyer and Agnew, Inc., dated June 12, 2001